UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐
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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12
CLEAR CHANNEL COMMUNICATIONS, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 28, 2007

Dear Clear Channel Shareholder:

As you may be aware, your Board of Directors has rescheduled the special meeting at which shareholders will consider Clear Channel’s proposed acquisition by funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. Additionally, your Board set a new record date of March 23, 2007 for the special meeting, to be held on April 19, 2007. The Board made the decision to set a new record date to better align the economic and voting interests of all shareholders. Shareholders of record as of March 23, 2007 are entitled to receive notice of and to vote at the special meeting.

The disinterested directors of your Board have unanimously determined that the merger is in the best interests of all shareholders and recommend that shareholders vote for the merger. Approval of the merger requires the affirmative vote of two-thirds of Clear Channel’s outstanding shares, and any shares not voted are considered to be voted against the proposed merger, so regardless of how many shares you own, it is vital that you vote for the merger today.

Enclosed with this letter is the proxy statement regarding the proposed acquisition and a supplement to the proxy statement. If shareholders approve the transaction, upon closing you will receive $37.60 in cash for each share of common stock of the company you own. The Board also intends to continue the regular annual dividend of $0.75 per share through the date of the merger. Additional consideration is payable as described in the enclosed proxy statement if the merger occurs after January 1, 2008.

The proposed merger is the result of a comprehensive review of strategic alternatives designed to enhance shareholder value, taking into account the continued challenges in the radio sector, the Board’s views of the recent growth in the domestic outdoor sector, as well as Clear Channel’s future growth opportunities, assets and investment requirements.

During their review, the disinterested directors considered a full range of alternatives, including various possible measures discussed in some recent media and analyst reports. Among other things, the disinterested directors considered a separation of Clear Channel Outdoor (CCO), a recapitalization, share repurchase and special dividend, as well as the strategy of improving existing operations as an independent company.

As explained in the accompanying proxy statement, the disinterested directors carefully managed the auction process to maximize the competitive dynamics of the bid process and thereby obtain the highest price. Multiple rounds of robust bidding involving virtually every large private equity firm took place and despite the Company’s announcement to explore strategic alternatives on October 24, 2006, no strategic buyer emerged. Two separate consortiums of private equity funds submitted firm, fully financed offers, the highest of which was $37.60 in cash from funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P.. There are no financing conditions attached to the buyers’ equity and debt commitments and the merger agreement requires the buyers to take all necessary steps to obtain regulatory approval.

During the subsequent “go-shop” period, Clear Channel’s financial advisor contacted a total of 22 potential strategic and private equity buyers. This did not draw a single expression of interest in bidding for Clear Channel. The Board of Directors of Clear Channel also retained the ability to receive and consider any competing proposals that may arise.

The all-cash merger consideration of $37.60 per share represents a premium of approximately 28% over the average closing share price during the 60 trading days ended October 24, 2006, the day prior to Clear Channel’s announcement of the Board’s decision to consider strategic alternatives, and a premium of approximately 26% over the average closing share price during the one-year period prior to the announcement of the merger. The merger consideration also represents a significant premium to research analysts’ stock price targets for Clear Channel prior to Clear Channel’s announcement that the Board was exploring strategic alternatives.

The disinterested directors unanimously concluded that $37.60 per share in cash represents the best combination of value and certainty to all shareholders. The merger ensures shareholders certainty of value and protects against business and market risks in today’s volatile markets. By voting for the transaction, Clear Channel shareholders will have the certainty of cash consideration plus the annual dividend of $0.75 per share to be paid quarterly through closing. In addition, shareholders will receive an additional per share consideration if the merger is consummated after January 1, 2008.

The accompanying proxy statement provides you with detailed information about the proposed merger and the special meeting. Please give this material your careful attention. You may also obtain more information about Clear Channel from documents we have filed with the Securities and Exchange Commission.

Please note that the proxy card that accompanied the original proxy statement mailed to our shareholders with the notice of meeting dated January 29, 2007 remains valid. If you previously submitted a validly executed proxy card for the Special Meeting, which proxy has not been subsequently revoked, and you were a holder of record as of 5:00 p.m. Central Daylight Saving Time on March 23, 2007, your vote will be recorded as indicated on your proxy card or if you signed and dated your proxy card but did not indicate how you wished to vote, your proxy will be voted in favor of the adoption of the merger agreement.

As we draw closer to the April 19, 2007 meeting date, we want to emphasize that approval of the merger agreement requires the affirmative vote of two-thirds of Clear Channel’s outstanding shares. Not voting has the same effect as a vote against the merger, so, if you wish to approve the transaction, it is vital for you to vote for the merger today by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. If your shares are held in “street name,” you should check the voting instruction card provided by your broker to see which voting options are available and the procedures to be followed. If you have any questions or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at (877) 456-3427.

Thank you for your support.

On behalf of the Board of Directors,

Alan D. Feld	Perry J. Lewis
Lead Director	Chair, Special Advisory Committee

CLEAR CHANNEL COMMUNICATIONS, INC.
200 EAST BASSE ROAD
SAN ANTONIO, TEXAS 78209

NOTICE OF
SPECIAL MEETING OF SHAREHOLDERS
DATE AND TIME CHANGE

March 28, 2007

Dear Shareholders:

This notice relates to the special meeting of shareholders of Clear Channel Communications, Inc., a Texas corporation (the “Company”), originally scheduled to be held at the Westin Riverwalk Hotel, 420 Market Street, San Antonio, Texas 78205 on March 21, 2007, at 8:00 a.m., local time (the “Special Meeting”). The Special Meeting has been called to consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of November 16, 2006, among the Company, BT Triple Crown Merger Co., Inc. (“Merger Sub”), B Triple Crown Finco, LLC, and T Triple Crown Finco, LLC (together with B Triple Crown Finco, LLC, the “Fincos”), which provides for the recapitalization of the Company by the merger of Merger Sub with and into the Company. The Fincos were formed by private equity funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. solely for the purpose of entering into the merger agreement and consummating the transactions contemplated by the merger agreement.

The Company’s board of directors has determined that the Special Meeting will now be held on April 19, 2007 at 8:00 a.m. local time, at the Westin Riverwalk Hotel, 420 Market Street, San Antonio, Texas 78205. The decision to reschedule the Special Meeting was unanimously approved by the disinterested members of the board of directors, with management and other interested directors recusing themselves. The Company has reset the record date for the purposes of determining shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment thereof to 5:00 p.m., Central Daylight Saving Time, on March 23, 2007. As of the record date there were 3,264 holders of record of the Company’s outstanding shares of common stock.

The enclosed definitive proxy statement, dated January 29, 2007, a copy of which you may have already received, contains important information about the merger agreement and the Special Meeting. We encourage you, if you have not done so already, to read the accompanying definitive proxy statement carefully and in its entirety (although you should disregard the date of the Special Meeting and the record date which have been changed as indicated in this notice). Please give this material your careful attention. You may also obtain more information about the Company from documents we have filed with the Securities and Exchange Commission.

Your vote is very important regardless of the number of shares you own. The merger can not be completed unless holders of two-thirds of the outstanding shares entitled to vote at the Special Meeting vote for the adoption of the merger agreement. We would like you to attend the Special Meeting. However, whether or not you plan to attend the Special Meeting, it is important that your shares be represented.

Accordingly, please sign, date and return the enclosed proxy card in the postage-paid envelope prior to the Special Meeting. If you hold shares through a broker or other nominee, you should follow the procedures provided by your broker or nominee. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted. Remember, failing to vote has the same effect as a vote against the adoption of the merger agreement.

Please note that the proxy card that accompanied the original proxy statement mailed to shareholders of the Company with the notice of meeting dated January 29, 2007 remains valid. If you previously submitted a validly executed proxy card for the Special Meeting, which proxy has not been subsequently revoked, and you are a holder of record as of 5:00 p.m. Central Daylight Saving Time on March 23, 2007, your vote will be recorded as indicated on your proxy card or if you signed and dated your proxy card but did not indicate how you wished to vote, your proxy will be voted in favor of the adoption of the merger agreement. If you have not voted, or wish to change your vote, please complete, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope prior to the Special Meeting or cast your vote in person at the Special Meeting.

You can change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy by notifying the Company in writing or by submitting a later-dated new proxy by mail to the Company c/o Innisfree M&A Incorporated at 501 Madison Avenue, 20th Floor, New York, NY 10022. In addition, your proxy may be revoked by attending the Special Meeting and voting in person. However, simply attending the special meeting will not revoke your proxy. If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply, and instead you must follow the instructions received from your broker to change your vote.

If you have any questions about the merger, need assistance in submitting your proxy or voting your shares, or need additional copies of the definitive proxy statement or proxy card, please contact our proxy solicitor Innisfree M&A Incorporated, toll-free at (877) 456-3427. Banks and brokers may call collect at (212) 750-5833. If your broker holds your shares, you should also contact your broker for additional information.

By Order of the Board of Directors

Andrew W. Levin
Executive Vice President, Chief Legal Officer,
and Secretary

San Antonio, Texas

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in the enclosed documents. Any representation to the contrary is a criminal offense.

This notice is dated March 28, 2007 and is first being mailed to shareholders on or about March 30, 2007.

CLEAR CHANNEL COMMUNICATIONS, INC.

Proxy Solicited on Behalf of the Board of Directors for the Special Meeting
of Shareholders to be held on April 19, 2007

The undersigned hereby appoints L. Lowry Mays, Mark P. Mays and Alan D. Feld, and each of them, proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned to appear and act for and to vote all shares of CLEAR CHANNEL COMMUNICATIONS, INC. standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at the Special Meeting of Shareholders of said Company to be held in San Antonio, Texas on April 19, 2007, at 8:00 a.m., local time, or at any adjournments thereof, with all powers the undersigned would possess if then personally present, as indicated on the reverse side.

The undersigned acknowledges receipt of notice of said meeting and accompanying Proxy Statement and of the accompanying materials and ratifies and confirms all acts that any of the said proxy holders or their substitutes may lawfully do or cause to be done by virtue hereof.

Please note that if you fail to return a valid proxy card and do not vote in person at the special meeting, and there is a quorum present, your shares will be counted as a vote AGAINST the adoption of the Merger Agreement.

(Continued and to be dated and signed on the reverse side.)

Your shares will be voted as specified below. If no specification is made for a proposal and this proxy card is validly executed and returned your shares will be voted “FOR” such proposal.

1.	Approval and adoption of the Agreement and Plan of Merger, dated November 16, 2006, by and among Clear Channel Communications, Inc., BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, and T Triple Crown Finco, LLC.

FOR ☐          AGAINST ☐          ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” the approval and adoption of the Agreement and Plan of Merger, dated November 16, 2006, by and among Clear Channel Communications, Inc., BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, and T Triple Crown Finco, LLC.

2.	Approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the Agreement and Plan of Merger, dated November 16, 2006, by and among Clear Channel Communications, Inc., BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, and T Triple Crown Finco, LLC.

FOR ☐          AGAINST ☐          ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” the approval of the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve and adopt the Agreement and Plan of Merger.

3.	In the discretion of the proxy holders, on any other matter that may properly come before the special meeting.

FOR ☐          AGAINST ☐          ABSTAIN ☐

Please note that if you fail to return a valid proxy card and do not vote in person at the special meeting, and there is a quorum present, your shares will be counted as a vote AGAINST the adoption of the Merger Agreement.

Please sign your name exactly as it appears hereon. Joint owners should sign personally. Attorney, Executor, Administrator, Trustee or Guardian should indicate full title.

Dated: _ _, 2007

Shareholder’s signature

(Print Name)

Shareholder’s signature if stock held jointly

(Print Name)

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

Votes MUST be indicated (X) in Black or Blue Ink.